[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

February 28, 2001

Corporate
High Yield
Fund II, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Proxy Results

During the six-month period ended February 28, 2001, Corporate High Yield Fund II, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted  Shares Withheld
                                                                                         For        From Voting
----------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn                            8,811,115        242,713
                                           Joe Grills                                8,808,188        245,640
                                           Walter Mintz                              8,804,049        249,779
                                           Robert S. Salomon Jr.                     8,814,334        239,494
                                           Melvin R. Seiden                          8,807,167        246,661
                                           Stephen B. Swensrud                       8,815,712        238,116
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted   Shares Voted   Shares Voted  Broker/Dealer
                                                                               For          Against        Abstain      Non-Vote
----------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the current fiscal year.                8,845,270      102,874        105,683         1
----------------------------------------------------------------------------------------------------------------------------------

                           Corporate High Yield Fund II, Inc., February 28, 2001

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market returned a meager +0.72% during the six months ended February 28, 2001, as measured by the unmanaged CS First Boston Global High Yield Index. This uninspiring performance, however, masked dramatic swings during the six-month period. The high-yield market slumped from August 2000 to November 2000, reaching a trough in early December. Buoyed by the Federal Reserve Bank's preemptive lowering of the Federal Funds rate early in the year, the high-yield market surged in January, though enthusiasm waned in the following month. From November 30, 2000 through February 28, 2001, the high-yield market's rebound resulted in a +9.22% return for those three months, as measured by the unmanaged CS First Boston Global High Yield Index.

So where does the high-yield market go from here? We believe that the market will continue to be volatile in the near term. With recession becoming more likely, we see an increasing probability of a weaker high-yield market. While falling interest rates have traditionally supported the high-yield market, concerns about deteriorating corporate earnings have the opposite effect. A stream of earnings disappointments began to weigh on both equity and high-yield markets starting in February 2001, despite widespread anticipation of still lower interest rates. High-yield investors remain skittish, with a decided bias toward the higher-quality range of our investment universe. The spread or yield increment above comparable Treasury securities stood at 8.22% (822 basis points) at February 28, 2001. The average spread during the last 15 years is in the mid-5% range. Clearly, investors perceive greater-than-average risk for high-yield bonds in the current environment compared to historical experience. As we have indicated, we agree for the near term, but believe that for those with a longer-term investment horizon, the high-yield sector continues to offer good value.

Fund Performance

For the six months ended February 28, 2001, the total investment return on the Fund's Common Stock was +0.09%, based on a change in the per share net asset value from $9.71 to $9.07, and assuming reinvestment of $0.595 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 13.08%. The Fund slightly underperformed the benchmark CS First Boston Global High Yield Index's +0.72% total return for the same six-month period. The Fund's leverage hurt performance in the weak first half of the period, as is typical in a falling bond price environment. By contrast, leverage boosted the Fund's total return above that of the benchmark index for the second half of the period.

Disappointing positions during the six-month period included Telesystem International Wireless Inc., a global wireless communications provider. The company has suffered from an extremely slow start-up and large cash drain at its European Dolphin Telecom PLC subsidiary despite excellent results and solid asset values in its other operations. Weakening technology markets hurt our more vulnerable companies in that sector. Softening international paper markets and high debt levels hurt performance in several paper positions as well. These disappointments more than offset a solid rebound in several healthcare issues during the six-month period.

Leverage Strategy

The Fund was on average about 25% leveraged during the six-month period ended February 28, 2001. This means that we borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On February 28, 2001, the Fund was 27.4% leveraged, having borrowed $31.8 million at a borrowing cost of 5.6%. While leverage will hurt total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to maintain our leverage position at near 25%, though that level may vary somewhat as we adjust portfolio holdings. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We believe that long-term valuations remain attractive, though we expect near-term fluctuations as the economy weakens. We maintain a core of solid, relatively high-quality credits. While we generally attempt to avoid investing in the most highly speculative credits, we believe that attractive valuations can be found outside of that core, without unduly increasing portfolio risk. At February 28, 2001, maturities were shorter than the benchmark average and the Fund had a slightly lower-than-benchmark weighting in issues rated BB, fewer issues rated B and more issues rated CCC than the benchmark.

The Fund remains overweighted in wireless communications, transportation and healthcare because of our belief in the favorable long-term prospects and asset valuations in these sectors. We are underweighted in fixed communications as we believe there is significant financial and operating risk in the sector because of excessive capacity additions. Additionally, our emerging markets position represented a slight overweight relative to the benchmark Index weighting.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and
Portfolio Manager

April 2, 2001


                                     2 & 3

                           Corporate High Yield Fund II, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                          S&P    Moody's        Face
INDUSTRIES              Ratings  Ratings       Amount                            Corporate Bonds                         Value
================================================================================================================================
Automotive--0.0%         NR*      NR*      $1,000,000   Breed Technologies Inc., 9.25% due 4/15/2008 (c)(j)          $       100
================================================================================================================================
Broadcasting--Radio                                     Globo Comunicacoes e Participacoes, Ltd. (g):
& Television--2.8%       BB-      B1          750,000    10.50% due 12/20/2006                                           699,375
                         BB-      B1          650,000    10.625% due 12/05/2008                                          585,000
                         B-       B3        1,450,000   LIN Holdings Corp., 12.943%** due 3/01/2008                    1,109,250
                                                                                                                     -----------
                                                                                                                       2,393,625
================================================================================================================================
Building Materials--     B+       B2        1,500,000   Building Materials Corporation, 8% due 12/01/2008                690,000
0.8%
================================================================================================================================
Cable--7.3%              B+       B2        2,500,000   Adelphia Communications Corporation, 9.25% due 10/01/2002      2,515,625
                                                        CSC Holdings Inc.:
                         BB-      Ba3         250,000    9.25% due 11/01/2005                                            258,125
                         BB-      Ba3       1,000,000    9.875% due 5/15/2006                                          1,050,000
                         B+       B2        1,250,000   Charter Communications Holdings, 8.625% due 4/01/2009          1,209,375
                         B-       B3          925,000   Insight Communications, 12.25%** due 2/15/2011 (g)               511,063
                         B+       B1          600,000   Insight Midwest, 10.50% due 11/01/2010 (g)                       642,000
                                                                                                                     -----------
                                                                                                                       6,186,188
================================================================================================================================
Cable--International--                                  Australis Media Ltd. (c)@:
10.3%                    D        NR*          50,655    15.75% due 5/15/2003                                                  5
                         NR*      NR*       2,961,000    15.75% due 5/15/2003 (a)                                            296
                         BB-      B1        1,500,000   Cablevision SA, 13.75% due 5/01/2009                           1,230,000
                         B-       B3          900,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010 (g)              913,500
                         B        B2          500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004           502,500
                         B-       B3          900,000   Ekabel Hessen, 14.50% due 9/01/2010                              904,500
                         B        B2        1,250,000   International Cabletel, Inc., 11.50% due 2/01/2006             1,231,250
                         D        NR*       1,950,000   Supercanal Holdings SA, 11.50%** due 5/15/2005 (c)(g)            682,500
                                                        TeleWest Communications PLC:
                         B+       B1          750,000    11% due 10/01/2007                                              746,250
                         B+       B1          100,000    11.25% due 11/01/2008                                           102,750
                         B-       B3        2,825,000   United International Holdings, 18.846%** due 2/15/2008         1,483,125
                         B        B2        2,200,000   United Pan-Europe Communications, 13.512%** due 2/01/2010        880,000
                                                                                                                     -----------
                                                                                                                       8,676,676
================================================================================================================================
Chemicals--8.6%          BBB-     Baa3      1,250,000   Equistar Chemicals LP, 8.50% due 2/15/2004                     1,246,057
                         B+       Ba2       1,150,000   Hercules Inc., 11.125% due 11/15/2007 (g)                      1,152,875
                         NR*      Caa1        850,000   Huntsman Corporation, 9.50% due 7/01/2007 (g)                    722,500
                         B        B3          725,000   Huntsman ICI Holdings, 12.399%** due 12/31/2009                  246,500
                                                        ISP Holdings Inc.:
                         BB-      Ba3         300,000    9.75% due 2/15/2002                                             277,500
                         BB-      Ba3         650,000    9% due 10/15/2003                                               572,000
                         BB       Ba3         900,000   Lyondell Chemical Company, 9.625% due 5/01/2007                  929,250
                         B+       B1        1,000,000   Octel Developments PLC, 10% due 5/01/2006                        960,000
                         B        B3          400,000   PMD Group Inc., 11% due 2/28/2011 (g)                            410,000
                         BB-      B3          750,000   Sterling Chemicals Inc., 12.375% due 7/15/2006                   742,500
                                                                                                                     -----------
                                                                                                                       7,259,182
================================================================================================================================
Communications--         CCC+     Ca        2,150,000   Orion Network Systems, Inc., 15.167%** due 1/15/2007             795,500
0.9%
================================================================================================================================
Computer                 BB-      Ba3       1,000,000   Amkor Technology Inc., 9.25% due 5/01/2006                       987,500
Services/Electronics--   CCC+     Caa3      1,750,000   MCMS Inc., 9.75% due 3/01/2008                                   778,750
3.5%                     B        B2          975,000   SCG Holdings Corporation, 12% due 8/01/2009                      867,750
                         B        B2          800,000   Zilog Inc., 9.50% due 3/01/2005                                  304,000
                                                                                                                     -----------
                                                                                                                       2,938,000
================================================================================================================================
Consumer Products--      B-       B3          750,000   Albecca Inc., 10.75% due 8/15/2008                               731,250
2.2%                     B-       B2          654,000   Chattem, Inc., 8.875% due 4/01/2008                              549,360
                         CCC+     Caa1        500,000   Corning Consumer Products, 9.625% due 5/01/2008                  105,000
                         CCC+     Caa1        750,000   Syratech Corp., 11% due 4/15/2007                                464,063
                                                                                                                     -----------
                                                                                                                       1,849,673
================================================================================================================================
Diversified--0.9%        CCC+     Caa2      1,250,000   Foamex LP, 13.50% due 8/15/2005                                  750,000
================================================================================================================================
Energy--6.8%             BB       Ba3         275,000   Grant Prideco Inc., 9.625% due 12/01/2007 (g)                    284,625
                         CCC      B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                      1,075,000
                         BB       Ba3       1,000,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009            990,000
                         A-       Baa3      1,750,000   RBF Finance Company, 11% due 3/15/2006                         2,114,189
                         BB-      B1          750,000   Tesoro Petroleum Corp., 9% due 7/01/2008                         761,250
                         B-       B3          750,000   United Refining Co., 10.75% due 6/15/2007                        487,500
                                                                                                                     -----------
                                                                                                                       5,712,564
================================================================================================================================
Entertainment-- 1.1%     D        Ca        1,000,000   Regal Cinemas Inc., 9.50% due 6/01/2008 (c)                      115,000
                         B        B3          825,000   Six Flags Inc., 9.50% due 2/01/2009                              839,438
                                                                                                                     -----------
                                                                                                                         954,438
================================================================================================================================
Financial Services--     CCC-     Caa3      1,750,000   Amresco Inc., 9.875% due 3/15/2005                             1,001,875
2.9%                     BB-      Ba2         350,000   Meristar Hospitality Corporation, 9% due 1/15/2008 (g)           356,125
                         BB+      Ba3       1,000,000   Sovereign Bancorp, 10.50% due 11/15/2006                       1,060,000
                                                                                                                     -----------
                                                                                                                       2,418,000
================================================================================================================================
Food & Beverage--        CCC+     Caa1      1,000,000   Aurora Food Inc., 8.75% due 7/01/2008                            725,000
1.2%                     BB       Ba2         200,000   Constellation Brands Inc., 8% due 2/15/2008 (g)                  202,000
                         D        C           500,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (c)         90,000
                                                                                                                     -----------
                                                                                                                       1,017,000
================================================================================================================================
Foreign Government       BB-      B1        1,000,000   Republic of Brazil, 10.125% due 5/15/2027                        790,000
Obligations--0.9%
================================================================================================================================


                                     4 & 5

                           Corporate High Yield Fund II, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                         S&P    Moody's       Face
INDUSTRIES             Ratings  Ratings       Amount                       Corporate Bonds                               Value
================================================================================================================================
Gaming--3.1%             NR*      NR*      $1,204,000   GB Property Funding Corp., 11% due 9/25/2005                 $ 1,131,760
                                                        Jazz Casino Co. LLC (c):
                         NR*      NR*       1,535,294    6.103% due 11/15/2009 (b)@                                      153,529
                         NR*      NR*          84,000    Contingent Notes due 11/15/2009 (d)                                   0
                                                        Venetian Casino/LV Sands:
                         B-       Caa1        250,000    12.25% due 11/15/2004                                           263,438
                         CCC+     Caa3      1,000,000    14.25% due 11/15/2005                                         1,050,000
                                                                                                                     -----------
                                                                                                                       2,598,727
================================================================================================================================
Health Services--        CCC+     B3        1,250,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006               687,500
12.2%                    CCC+     B3        1,750,000   Extendicare Health Services, 9.35% due 12/15/2007              1,448,125
                                                        Fresenius Medical Capital:
                         B+       ba3         300,000    Trust I, 9% due 12/01/2006                                      301,500
                         B+       ba3         700,000    Trust II, 7.875% due 2/01/2008                                  675,500
                         BBB-     Ba1         650,000   HEALTHSOUTH Corp., 7% due 6/15/2008                              613,509
                         BB       Ba3       1,250,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (g)             1,262,500
                         CCC      B3        1,750,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                  1,680,000
                         B-       Caa1      1,125,000   Magellan Health Services, 9% due 2/15/2008                     1,046,250
                         D        NR*       1,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (c)             12,500
                         B+       B2        1,000,000   Quest Diagnostics Inc., 10.75% due 12/15/2006                  1,062,500
                         B+       Ba3       1,500,000   Quorum Health Group Inc., 8.75% due 11/01/2005                 1,511,250
                                                                                                                     -----------
                                                                                                                      10,301,134
================================================================================================================================
Hotels & Motels--                                       Felcor Lodging LP:
4.0%                     BB       Ba2         600,000    9.50% due 9/15/2008                                             621,000
                         BB       Ba2         150,000    9.50% due 9/15/2008 (g)                                         155,250
                         BB       Ba2       1,000,000   HMH Properties, Inc., 8.45% due 12/01/2008                     1,002,500
                         BBB-     Baa3        375,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                   386,426
                         BB       Ba2       1,250,000   Host Marriott LP, 8.375% due 2/15/2006                         1,250,000
                                                                                                                     -----------
                                                                                                                       3,415,176
================================================================================================================================
Independent Power        BB       Ba1         750,000   AES Corporation, 9.375% due 9/15/2010                            783,750
Producers--4.2%          BB-      Ba2         500,000   AES Drax Energy Ltd., 11.50% due 8/30/2010 (g)                   546,250
                                                        Calpine Corporation:
                         BB+      Ba1         500,000    8.625% due 8/15/2010                                            512,713
                         BB+      Ba1         550,000    8.50% due 2/15/2011                                             559,350
                         BB+      Ba3       1,000,000   Midland Funding II, 13.25% due 7/23/2006                       1,160,342
                                                                                                                     -----------
                                                                                                                       3,562,405
================================================================================================================================
Industrial--0.7%         B-       Caa2      1,250,000   Neff Corp., 10.25% due 6/01/2008                                 625,000
================================================================================================================================
Industrial--             NR*      Ca        1,250,000   Metal Management Inc., 10% due 5/15/2008 (c)                      50,000
Transportation--0.1%
================================================================================================================================
Internet Transport--     CCC      Caa1      1,300,000   PSINet Inc., 11% due 8/01/2009                                   279,500
0.3%
================================================================================================================================
Media &                  B-       B3        1,650,000   Satelites Mexicanos SA, 10.125% due 11/01/2004                 1,155,000
Communications--
International--1.4%
================================================================================================================================
Metals & Mining--        B-       B3        1,250,000   Great Lakes Carbon Corp., 11.75% due 5/15/2008@                  650,000
2.8%                     CCC+     Caa1      2,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003         1,745,000
                                                                                                                     -----------
                                                                                                                       2,395,000
================================================================================================================================
Packaging--1.9%          B        Caa1        900,000   Huntsman Packaging Corporation, 13% due 6/01/2010                540,000
                         B-       B3          625,000   Tekni-Plex Inc., 12.75% due 6/15/2010                            568,750
                         B        B3          500,000   US Can Corporation, 12.375% due 10/01/2010 (g)                   535,000
                                                                                                                     -----------
                                                                                                                       1,643,750
================================================================================================================================
Paper & Forest           CCC-     Caa3      1,000,000   APP China Group Ltd., 14% due 3/15/2010                          180,000
Products--2.8%           CCC+     Caa1        900,000   Ainsworth Lumber Company, 12.50% due 7/15/2007@                  803,250
                                                        Doman Industries Limited:
                         B        Caa1      1,000,000    8.75% due 3/15/2004                                             540,000
                         B+       B3          500,000    12% due 7/01/2004                                               510,000
                         B-       Caa1        300,000   Gaylord Container Corporation, 9.375% due 6/15/2007              210,000
                         CCC-     Caa3        500,000   Tjiwi Kimia International BV, 13.25% due 8/01/2001               147,500
                                                                                                                     -----------
                                                                                                                       2,390,750
================================================================================================================================
Product Distribution--   D        C         1,100,000   US Office Products Co., 9.75% due 6/15/2008                       49,500
0.1%
================================================================================================================================
Publishing &             B-       B2          850,000   Advanstar Communications, 12% due 2/15/2011 (g)                  875,500
Printing--4.1%           B        B2        1,500,000   MDC Communications Corp., 10.50% due 12/01/2006                1,395,000
                         BB-      Ba3       1,250,000   Primedia, Inc., 7.625% due 4/01/2008                           1,190,625
                                                                                                                     -----------
                                                                                                                       3,461,125
================================================================================================================================
Real Estate--1.7%        BB-      Ba3       1,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008              1,432,500
================================================================================================================================
Recreation--1.8%         B+       B1        1,475,000   Intrawest Corp., 9.75% due 8/15/2008                           1,516,750
================================================================================================================================
Steel--0.3%              NR*      B1          250,000   CSN Iron SA, 9.125% due 6/01/2007 (g)                            217,187
                         CC       Caa3        500,000   Republic Technologies, 13.75% due 7/15/2009                       65,000
                                                                                                                     -----------
                                                                                                                         282,187
================================================================================================================================
Telecommunications--     CCC-     Caa3        500,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008                      50,000
0.1%
================================================================================================================================
Telephony--7.4%          D        Ca        1,000,000   Esprit Telecom Group PLC, 10.875% due 6/15/2008 (c)               25,000
                         B-       B3          750,000   Fairpoint Communications, 12.50% due 5/01/2010                   735,000
                         B-       Caa1      1,500,000   GT Group Telecom, 13.25%** due 2/01/2010                         652,500
                         B        B2          500,000   Intermedia Communications Inc., 8.60% due 6/01/2008              491,250


                                     6 & 7

                           Corporate High Yield Fund II, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's        Face
INDUSTRIES              Ratings  Ratings       Amount                            Corporate Bonds                         Value
=================================================================================================================================
Telephony                                               L-3 Communications Corp.:
(concluded)              B+       B2       $  650,000    10.375% due 5/01/2007                                         $  695,500
                         B+       B2        1,000,000    8.50% due 5/15/2008                                            1,015,000
                                                        Nextlink Communications Inc.:
                         B        B2        1,250,000    12.50% due 4/15/2006                                           1,181,250
                         B        B2          500,000    9% due 3/15/2008                                                 406,250
                         B-       B3          750,000   Tele1 Europe BV, 13% due 5/15/2009                                682,500
                         B-       B2          325,000   Time Warner Telecommunications Inc., 10.125% due 2/01/2011 (g)    333,125
                                                                                                                       ----------
                                                                                                                        6,217,375
=================================================================================================================================
Textiles--2.3%           B        B3        1,250,000   Polymer Group Inc., 8.75% due 3/01/2008                           937,500
                                                        Westpoint Stevens Inc.:
                         BB-      B1          750,000    7.875% due 6/15/2005                                             630,000
                         BB-      B1          500,000    7.875% due 6/15/2008 (e)                                         401,250
                                                                                                                       ----------
                                                                                                                        1,968,750
=================================================================================================================================
Transportation--8.4%     NR*      Caa3      1,500,000   American Reefer Co. Ltd., 10.25% due 3/01/2008 (c)                510,000
                         BB-      NR*       1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (g)                   962,500
                         BB-      Ba3       2,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                    1,970,000
                         BB-      B1        1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004                      1,106,250
                         BB-      B1        1,000,000   TFM, SA de CV, 11.939%** due 6/15/2009                            810,000
                         B+       Ba3         500,000   Transportacion Maritima Mexicana, SA de CV,
                                                        9.25% due 5/15/2003                                               428,750
                         B-       B2        1,171,000   Transtar Holdings LP, 13.375% due 12/15/2003                    1,176,855
                         NR*      NR*         539,255   Trism, Inc., 12% due 2/15/2005 (f)                                161,777
                                                                                                                       ----------
                                                                                                                        7,126,132
=================================================================================================================================
Utilities--4.5%          NR*      NR*       2,359,521   Tucson Electric & Power Co., 10.21% due 1/01/2009 (e)(f)        2,603,094
                         BB-      Ba2       1,250,000   Western Resources Inc., 6.25% due 8/15/2003                     1,190,575
                                                                                                                       ----------
                                                                                                                        3,793,669
=================================================================================================================================
Wireless                 CCC      Caa1      1,000,000   Airgate PCS Inc., 12.713%** due 10/01/2009                        632,500
Communications--         B        B3          775,000   American Tower Corporation, 9.375% due 2/01/2009 (g)              780,812
Domestic--10.0%                                         Nextel Communications, Inc.:
                         B        B1          500,000    9.505%** due 10/31/2007                                          387,500
                         B        B1          700,000    9.50% due 2/01/2011 (g)                                          656,250
                         CCC+     B3        1,000,000   Nextel Partners Inc., 12.576%** due 2/01/2009                     692,500
                         B        B3        1,100,000   Pinnacle Holdings Inc., 11.655%** due 3/15/2008                   693,000
                         B-       B3        2,000,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010              1,170,000
                         NR*      B3          525,000   Tritel PCS Inc., 10.375% due 1/15/2011 (g)                        531,563
                         CCC+     B3          350,000   Triton PCS Inc., 9.375% due 2/01/2011 (g)                         349,125
                         B-       B2        1,325,000   VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009          1,477,375
                         B+       B1        1,000,000   Western Wireless Corp., 10.50% due 2/01/2007                    1,071,250
                                                                                                                       ----------
                                                                                                                        8,441,875
=================================================================================================================================
Wireless                 B        B1        1,700,000   CTI Holdings SA, 18.086%** due 4/15/2008                          901,000
Communications--         NR*      NR*       1,000,000   Celcaribe SA, 14.50% due 3/15/2004                                650,000
International--9.6%      B        B3        2,070,000   Comunicacion Celular SA, 14.125% due 3/01/2005 (g)              1,718,100
                         B-       Caa1      1,750,000   McCaw International Ltd., 12.829%** due 4/15/2007               1,190,000
                         B-       Caa1      2,750,000   Millicom International Cellular, 14.047%** due 6/01/2006        2,447,500
                         CCC+     Caa1      2,750,000   Telesystem International Wireless Inc.,
                                                        17.143%** due 6/30/2007                                         1,213,438
                                                                                                                       ----------
                                                                                                                        8,120,038
=================================================================================================================================
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$136,150,756)--134.0%                                  113,307,289
=================================================================================================================================

                                               Shares
                                                Held                 Stocks & Warrants
=================================================================================================================================
Entertainment-- 0.2%                           17,770     On Command Corporation (c)                                      142,160
                                                6,417     On Command Corporation (Warrants) (h)                            10,428
                                                                                                                       ----------
                                                                                                                          152,588
=================================================================================================================================
Food & Beverage--                              17,711     Aurora Food Inc. (c)(g)                                          76,157
0.1%
=================================================================================================================================
Gaming--0.4%                                   58,904     GB Holdings Inc. (c)                                            353,424
                                               24,357     JCC Holding Company (Class A) (c)                                 1,096
                                                                                                                       ----------
                                                                                                                          354,520
=================================================================================================================================
Packaging--0.0%                                 1,000     Pliant Corporation (Warrants) (h)                                 8,000
=================================================================================================================================
Paper & Forest                                  1,000     APP China Group Ltd. (Warrants) (g)(h)                              100
Products--0.0%
=================================================================================================================================
Steel--0.0%                                       500     Republic Technologies (Warrants) (h)                                  5
=================================================================================================================================
Supermarkets--0.0%                              1,873     Grand Union Co. (Warrants) (h)                                        2
=================================================================================================================================
Telephony--0.4%                                 1,500     GT Group Telecom (Warrants) (g)(h)                               74,546
                                               11,429     McLeodUSA Incorporated (Class A) (c)                            149,291
                                               17,612     Tele1 Europe Holding AB (ADR) (c)(i)                             75,952
                                                                                                                       ----------
                                                                                                                          299,789
=================================================================================================================================
Transportation--0.5%                           49,000     HMI (c)                                                         404,250
                                               34,153     Trism, Inc. (c)                                                  12,807
                                                                                                                       ----------
                                                                                                                          417,057
=================================================================================================================================
Wireless                                        2,070     Comunicacion Celular SA (Warrants) (g)(h)                         4,140
Communications--
International--0.0 %
=================================================================================================================================
                                                          Total Investments in Stocks & Warrants
                                                          (Cost-- $4,506,492)-- 1.6%                                   1,312,358
=================================================================================================================================


                                     8 & 9

                           Corporate High Yield Fund II, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                Face
                               Amount                         Short-Term Securities                                     Value
===============================================================================================================================
Commercial                 $  322,000   General Motors Acceptance Corp., 5.56% due 3/01/2001                         $  322,000
Paper***--0.4%
===============================================================================================================================
                                        Total Investments in Short-Term Securities (Cost--$322,000)--0.4%               322,000
===============================================================================================================================
                                        Total Investments (Cost--$140,979,248)--136.0%                              114,941,647
                                        Liabilities in Excess of Other Assets--(36.0%)                              (30,405,516)
                                                                                                                   ------------
                                        Net Assets--100.0%                                                         $ 84,536,131
                                                                                                                   ============
===============================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
@ Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Floating rate note.
(c)   Non-income producing security.
(d) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,004,000, representing 3.6% of net assets.

   ---------------------------------------------------------------------------------------------------
                                                           Acquisition
   Issue                                                      Date               Cost         Value
   ---------------------------------------------------------------------------------------------------
   Tucson Electric & Power Co., 10.21% due 1/01/2009        3/23/1994         $2,312,331    $2,603,094
   Westpoint Stevens Inc., 7.875% due 6/15/2008             8/24/2000            431,875       401,250
   ---------------------------------------------------------------------------------------------------
   Total                                                                      $2,744,206    $3,004,344
                                                                              ==========    ==========
   ---------------------------------------------------------------------------------------------------

(f)   Subject to principal paydowns.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i)   American Depositary Receipts (ADR).
(j) The Fund is entitled to receive their pro-rata share of two Litigation Trust Certificates--the Allied Signal and Breed Creditor Trusts pursuant to a Chapter 11 plan of reorganization. As of February 28, 2001, information to record the specific amount of the Fund's interest in the Litigation Trust Certificates was not available.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of February 28, 2001
==================================================================================================================================
Assets:             Investments, at value (identified cost--$140,979,248) ...............................             $114,941,647
                    Receivables:
                      Interest ..........................................................................  3,013,116
                      Securities sold ...................................................................    178,359     3,191,475
                                                                                                           ---------
                    Prepaid expenses and other assets ...................................................                   71,707
                                                                                                                       -----------
                    Total assets ........................................................................              118,204,829
==================================================================================================================================
Liabilities:        Loans ...............................................................................               31,800,000
                    Payables:
                      Securities purchased ..............................................................  1,389,476
                      Interest on loans .................................................................    158,806
                      Dividends to shareholders .........................................................    135,516
                      Investment adviser ................................................................     38,726     1,722,524
                                                                                                           ---------
                    Accrued expenses and other liabilities ..............................................                  146,174
                                                                                                                        ----------
                    Total liabilities ...................................................................               33,668,698
                                                                                                                        ----------
==================================================================================================================================
Net Assets:         Net assets ..........................................................................             $ 84,536,131
                                                                                                                      ============
==================================================================================================================================
Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized .........................             $    932,197
                    Paid-in capital in excess of par ....................................................              128,546,940
                    Undistributed investment income--net. ...............................................                   40,275
                    Accumulated realized capital losses on investments--net. ............................              (18,945,680)
                    Unrealized depreciation on investments--net. ........................................              (26,037,601)
                                                                                                                       -----------
                    Net Assets--Equivalent to $9.07 per share based on 9,321,969 shares of capital stock
                    outstanding (market price--$9.12). ..................................................             $ 84,536,131
                                                                                                                      ============
==================================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund II, Inc., February 28, 2001

STATEMENT OF OPERATIONS


                         For the Six Months Ended February 28, 2001
==============================================================================================================================
Investment Income:       Interest and discount earned .....................................                       $  6,603,069
                         Dividends ........................................................                              6,307
                         Other ............................................................                            104,905
                                                                                                                  ------------
                         Total income .....................................................                          6,714,281
                                                                                                                  ------------
==============================================================================================================================
Expenses:                Loan interest expense ............................................    $  948,167
                         Investment advisory fees .........................................       274,613
                         Borrowing costs ..................................................        52,612
                         Professional fees ................................................        34,686
                         Accounting services ..............................................        29,907
                         Transfer agent fees ..............................................        24,609
                         Directors' fees and expenses .....................................        20,017
                         Printing and shareholder reports .................................        16,933
                         Listing fees .....................................................        15,057
                         Custodian fees ...................................................         8,445
                         Pricing services .................................................         6,942
                         Other ............................................................         8,452
                                                                                               ----------
                         Total expenses ...................................................                          1,440,440
                                                                                                                  ------------
                         Investment income--net............................................                          5,273,841
                                                                                                                  ------------
==============================================================================================================================
Realized &               Realized loss on investments--net.................................                           (734,531)
Unrealized Loss on       Change in unrealized depreciation on investments--net.............                         (4,871,169)
Investments--Net:                                                                                                 ------------
                         Net Decrease in Net Assets Resulting from Operations..............                       $   (331,859)
                                                                                                                  ============
==============================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six    For the
                                                                                                       Months Ended   Year Ended
                                                                                                       February 28,   August 31,
                         Increase (Decrease) in Net Assets:                                                2001          2000
================================================================================================================================
Operations:              Investment income--net................................................        $ 5,273,841  $ 11,400,664
                         Realized loss on investments--net.....................................           (734,531)   (5,935,812)
                         Change in unrealized depreciation on investments--net.................         (4,871,169)   (2,480,659)
                                                                                                       -----------  ------------
                         Net increase (decrease) in net assets resulting from operations ......           (331,859)    2,984,193
                                                                                                       -----------  ------------
================================================================================================================================
Dividends to             Dividends to shareholders from investment income--net. ...............         (5,663,758)  (11,406,123)
Shareholders:                                                                                          -----------  ------------
================================================================================================================================
Capital Share            Value of shares issued to Common Stock shareholders in
Transactions:            reinvestment of dividends ............................................            157,641       153,330
                                                                                                       -----------  ------------
================================================================================================================================
Net Assets:              Total decrease in net assets .........................................         (5,837,976)   (8,268,600)
                         Beginning of period ..................................................         90,374,107    98,642,707
                                                                                                       -----------  ------------
                         End of period* .......................................................       $ 84,536,131  $ 90,374,107
                                                                                                      ============  ============
================================================================================================================================
                         * Undistributed investment income--net................................       $     40,275  $    430,192
                                                                                                      ============  ============
================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 28, 2001
===============================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .................................    $   (331,859)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ............................................................         (18,946)
                           Decrease in other assets ...........................................................          38,498
                           Increase in other liabilities ......................................................        (782,151)
                           Realized and unrealized loss on investments--net....................................       5,605,700
                           Amortization of discount ...........................................................      (1,255,557)
                                                                                                                   ------------
                         Net cash provided by operating activities ............................................       3,255,685
                                                                                                                   ------------
===============================================================================================================================
Cash Used for            Proceeds from sales of long-term investments .........................................      30,248,935
Investing Activities:    Purchases of long-term investments ...................................................     (31,789,777)
                         Purchases of short-term investments ..................................................     (39,022,242)
                         Proceeds from sales and maturities of short-term investments .........................      38,978,000
                                                                                                                   ------------
                         Net cash used for investing activities ...............................................      (1,585,084)
                                                                                                                   ------------
===============================================================================================================================
Cash Used for            Cash receipts from borrowings ........................................................      27,800,000
Financing Activities:    Cash payments on borrowings ..........................................................     (24,100,000)
                         Dividends paid to shareholders .......................................................      (5,370,601)
                                                                                                                   ------------
                         Net cash used for financing activities ...............................................      (1,670,601)
                                                                                                                   ------------
===============================================================================================================================
Cash:                    Net increase in cash .................................................................              --
                         Cash at beginning of period ..........................................................              --
                                                                                                                   ------------
                         Cash at end of period ................................................................    $         --
                                                                                                                   ============
===============================================================================================================================
Cash Flow Information:   Cash paid for interest ...............................................................    $    937,386
                                                                                                                   ============
===============================================================================================================================
Non-Cash
Financing Activities:    Capital shares issued on reinvestment of dividends paid to shareholders ..............    $    157,641
                                                                                                                   ============
===============================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                           Corporate High Yield Fund II, Inc., February 28, 2001

FINANCIAL HIGHLIGHTS

                                                                            For the
The following per share data and ratios have been derived                  Six Months                 For the Year
from information provided in the financial statements.                        Ended                  Ended August 31,
                                                                           February 28, ------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2001       2000        1999       1998        1997
==================================================================================================================================
Per Share         Net asset value, beginning of period ....................  $  9.71    $ 10.62    $  11.30   $  13.07    $  12.56
Operating                                                                    -------    -------    --------   --------    --------
Performance:        Investment income--net+ ...............................      .57       1.23        1.30       1.33        1.26
                    Realized and unrealized gain (loss) on investments--net     (.61)      (.91)       (.63)     (1.77)        .52
                                                                             -------    -------    --------   --------    --------
                  Total from investment operations.........................     (.04)       .32         .67       (.44)       1.78
                                                                             -------    -------    --------   --------    --------
                  Less dividends from investment income--net ..............     (.60)     (1.23)      (1.35)     (1.33)      (1.27)
                                                                             -------    -------    --------   --------    --------
                  Net asset value, end of period ..........................  $  9.07    $  9.71    $  10.62   $  11.30    $  13.07
                                                                             =======    =======    ========   ========    ========
                  Market price per share, end of period ...................  $  9.12    $  9.75    $10.4375   $ 11.125    $  13.44
                                                                             =======    =======    ========   ========    ========
==================================================================================================================================
Total Investment  Based on net asset value per share ......................     .09%++    4.22%       6.08%     (4.10%)     14.91%
Return:**                                                                    =======    =======    ========   ========    ========
                  Based on market price per share .........................     .23%++    6.48%       5.90%     (8.16%)     14.14%
                                                                             =======    =======    ========   ========    ========
==================================================================================================================================
Ratios to Average Expenses, excluding interest expense ....................    1.19%*     1.05%       1.07%       .89%        .81%
Net Assets:                                                                  =======    =======    ========   ========    ========
                  Expenses ................................................    3.47%*     3.29%       2.87%      2.06%       1.22%
                                                                             =======    =======    ========   ========    ========
                  Investment income--net ..................................   12.71%*    12.07%      11.62%     10.35%       9.23%
                                                                             =======    =======    ========   ========    ========
==================================================================================================================================
Leverage:         Amount of borrowings outstanding, end of
                  period (in thousands) ...................................  $31,800    $28,100    $ 34,600   $ 32,900    $ 13,000
                                                                             =======    =======    ========   ========    ========
                  Average amount of borrowings outstanding during the
                  period (in thousands) ...................................  $28,104    $32,636    $ 34,078   $ 23,036    $  8,433
                                                                             =======    =======    ========   ========    ========
                  Average amount of borrowings outstanding per share
                  during the period .......................................  $  3.02    $  3.51    $   3.71   $   2.57    $    .97
                                                                             =======    =======    ========   ========    ========
==================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ................  $84,536    $90,374    $ 98,643   $102,559    $115,903
Data:                                                                        =======    =======    ========   ========    ========
                  Portfolio turnover ......................................   25.79%     49.18%      56.58%     45.73%      70.76%
                                                                             =======    =======    ========   ========    ========
==================================================================================================================================

+     Based on average shares outstanding.
++    Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                    14 & 15

                           Corporate High Yield Fund II, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended February 28, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $648 for security price quotations to compute the net asset value of the Fund.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $20,873 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $33,179,253 and $30,427,294, respectively.

Net realized losses for the six months ended February 28, 2001 and net unrealized losses as of February 28, 2001 were as follows:

-----------------------------------------------------------
                                   Realized      Unrealized
                                    Losses         Losses
-----------------------------------------------------------

Long-term investments...........  $ (734,531)  $(26,037,601)
                                  ----------   ------------
Total ..........................  $ (734,531)  $(26,037,601)
                                  ==========   ============
-----------------------------------------------------------

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $26,037,601, of which $3,295,267 related to appreciated securities and $29,332,868 related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $140,979,248.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 2001 and during the year ended August 31, 2000 increased by 18,184 and 15,791, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On July 6, 2000, the Fund entered into a one-year $50,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus
 .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended February 28, 2001, the average amount borrowed was approximately $28,104,000 and the daily weighted average interest rate was 6.80%. For the six months ended February 28, 2001, facility and commitment fees aggregated approximately $53,000.

6. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $12,131,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004, $1,021,000 expires in 2005, $2,777,000 expires in 2007 and
$2,336,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.096136 per share, payable on March 30, 2001 to shareholders of record as of March 19, 2001.


                                    16 & 17

                           Corporate High Yield Fund II, Inc., February 28, 2001

PORTFOLIO INFORMATION

                                                                                                                       Percent of
                         As of February 28, 2001                                                            Long-Term Investments
=================================================================================================================================
Ten Largest              Tucson Electric             This electric utility serves Tucson, Arizona and surrounding
Holdings                 & Power Co.                 areas. Our bonds are secured lease obligation bonds on
                                                     the company's Springerville coal-fired power generation plant.          2.3%
                         --------------------------------------------------------------------------------------------------------
                         Adelphia Communications     Adelphia is a cable television operator, with systems in suburban
                         Corporation                 areas of large- and medium-sized cities in the United States.
                                                     The company also owns a competitive telecommunications provider
                                                     with operations in the Eastern United States.                           2.2
                        --------------------------------------------------------------------------------------------------------
                         Millicom International      Millicom International develops and operates cellular telephone
                         Cellular                    systems worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets in Asia,
                                                     Latin America, Europe and Africa.                                       2.1
                         --------------------------------------------------------------------------------------------------------
                         HMH Properties, Inc.        HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds controlling interests in 69 upscale and luxury
                                                     full-service hotels, comprising the majority of Host Marriott's lodging properties. The properties are generally operated under the Marriott and Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based on revenues or operating
                                                     profit.                                                                 2.0
                         --------------------------------------------------------------------------------------------------------
                         Nextel Communications,      Nextel has a network to provide wireless communications services.
                         Inc.                        Services include digital and analog cellular, paging and digital two-way radio. The company has service throughout the United
                                                     States.                                                                 2.0
                         --------------------------------------------------------------------------------------------------------
                         RBF Finance Company         R&B Falcon (the parent company of RBF Finance) owns and operates the world's largest fleet of marine drilling rigs. The company operates in most of the world's major offshore hydrocarbon-
                                                     producing regions and in all water depths. The RBF notes are guaranteed by R&B Falcon, as well as secured by first-priority liens on certain new rigs and related long-term contracts. The
                                                     company has been purchased by Transocean Sedco Forex Inc.               1.9
                         --------------------------------------------------------------------------------------------------------
                         Eletson Holdings, Inc.      A Greek shipping company, Eletson owns and operates one of the world's largest and most modern fleets of medium-sized,
                                                     double-hulled product tankers.                                          1.7
                         --------------------------------------------------------------------------------------------------------
                         Kaiser Aluminum             Kaiser, an affiliate of Maxxam Inc., is one of the world's
                         & Chemical Corp.            leading producers of aluminum.  The company mines
                                                     and refines bauxite into alumina, produces aluminum from alumina
                                                     and manufactures fabricated aluminum products.                          1.5
                         --------------------------------------------------------------------------------------------------------
                         NTL Inc.                    NTL provides communications services to residential, business and wholesale customers. The company offers residential telephony, cable television and Internet access services. NTL also provides national and international telecommunications, and satellite and radio communications. We hold bonds of International Cabletel,
                                                     renamed NTL Inc., and wholly-owned Diamond Cable.                       1.5
                         --------------------------------------------------------------------------------------------------------
                         Communicacion Celular SA    Comcel is a cellular telephone company located in Colombia. The company is jointly owned by Bell Canada, SBC Communications and
                                                     Telefonos de Mexico.                                                    1.5
=================================================================================================================================

Portfolio Profile

The quality ratings* of securities in the Fund as of February 28, 2001 were as follows:

------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                Long-Term Investments
------------------------------------------------------------------------------
BBB/Baa .......................................................           4.3%
BB/Ba .........................................................          29.0
B/B ...........................................................          51.4
CCC/Caa or lower ..............................................          10.7
NR (Not Rated) ................................................           4.6
------------------------------------------------------------------------------

* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

------------------------------------------------------------------------------
                                                                    Percent of
Foreign Holdings                                         Long-Term Investments
------------------------------------------------------------------------------
Total Foreign Holdings .......................................           28.0%
Emerging Markets Holdings ....................................            9.8
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Portfolio Maturity ...................................      5.76 Years
------------------------------------------------------------------------------

                                                                    Percent of
Five Largest Foreign Countries*                          Long-Term Investments
------------------------------------------------------------------------------
Canada ......................................................             5.2%
United Kingdom ..............................................             4.6
Brazil ......................................................             3.3
Argentina ...................................................             2.2
Mexico ......................................................             2.1
------------------------------------------------------------------------------

*     All holdings are denominated in US dollars.

------------------------------------------------------------------------------
                                                                    Percent of
Five Largest Industries                                            Total Asset
------------------------------------------------------------------------------
Health Services .............................................             8.7%
Cable--International.........................................             7.3
Wireless Communications--Domestic............................             7.1
Wireless Communications--International. .....................             6.9
Transportation ..............................................             6.4
------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice President of Corporate High Yield Fund II, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.
--------------------------------------------------------------------------------

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers                               [GRAPHIC]

Corporate High Yield Fund II, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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